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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event

                         Reported): September 22, 1999

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
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         Delaware                       333-76627              13-3447441
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
       Incorporation)                  File Number)        Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
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                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 526-7000
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         5.1 Legality Opinion of Brown & Wood LLP.

         8.1  Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1 Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LEHMAN ABS CORPORATION

                                                  By: /s/ Samir A. Tabet
                                                     -------------------------
                                                  Name: Samir A. Tabet
                                                  Title: Senior Vice President

Dated:  September 22, 1999



                                 Exhibit Index

Exhibit                                                                   Page

5.1      Legality Opinion of Brown & Wood LLP                               5

8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)          5

23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)     5


                                                    Exhibits 5.1, 8.1 and 23.1

                                                            September 22, 1999

Lehman ABS Corporation
Three World Financial Center
200 Vesey Street
New York, New York 10022

                  Re:      Lehman ABS Corporation
                           Champion Home Equity Loan Trust 1999-3
                           Home Equity Loan Asset-Backed Notes

Ladies and Gentlemen:

         We have acted as special counsel for Lehman ABS Corporation, a Delaware corporation (the "Depositor"), in connection with the issuance of the Home Equity Loan Asset-Backed Notes, Series 1999-3 (the "Notes") pursuant to an Indenture dated as of September 1, 1999 (the "Indenture") between Champion Home Equity Loan Trust 1999-3, a Delaware statutory business trust (the "Trust"), and Harris Trust and Savings Bank, as indenture trustee (in such capacity, the "Indenture Trustee"). The Trust will be formed pursuant to a trust agreement dated as of September 1, 1999 (the "Trust Agreement") among the Depositor, Champion Mortgage Co., Inc., as seller (the "Seller") and Chase Manhattan Bank Delaware, as owner trustee (the "Owner Trustee"). The Trust will also issue the Transferor Interest and the Senior Interest Participations (together, the "Ownership Interest") pursuant to the Trust Agreement.

         The Notes and the Ownership Interest will represent the entire beneficial ownership interest in the Trust. The assets of the Trust will consist primarily of three groups of closed-end, fixed-rate and adjustable-rate home equity loans (the "Mortgage Loans") secured by first- or second-lien mortgages on primarily one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Indenture.

         We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

         Based upon the foregoing, we are of the opinion that:

1. Assuming that the Notes have been duly executed by the Owner Trustee and authenticated by the Indenture Trustee in the manner contemplated in the Indenture, when delivered and paid for, the Notes will be validly issued and outstanding and entitled to the benefits of the Indenture.

2. Assuming compliance with the pertinent provisions of the Trust Agreement and the Indenture, as of the Closing Date, for federal income tax purposes:

(i) the Notes will be treated as debt instruments, and

(ii) neither the Trust, nor any portion thereof, will be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool within the meaning of Section 7701(i) of the Internal Revenue Code of 1986, as amended (the "Code").

         In rendering the foregoing opinions, we express no opinions as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the above referenced documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.

         We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.

                                                          /s/ BROWN & WOOD LLP
                                                              BROWN & WOOD LLP